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                           VAN KAMPEN PROSPECTOR FUND

                       SUPPLEMENT DATED DECEMBER 30, 1999
                     TO THE PROSPECTUS DATED JULY 29, 1999

     The section of the Prospectus entitled "INVESTMENT ADVISORY SERVICES -- PORTFOLIO MANAGEMENT" is hereby amended to include the following:

     Kevin Holt is an additional co-manager for the day-to-day management of the Fund's investment portfolio. Mr. Holt has been a Vice President of the Adviser since August 1999. Prior to joining Van Kampen, Mr. Holt was a Senior Research Analyst with Strong Capital Management from October 1997 to August 1999. Prior to that, he was a Portfolio Manager/Analyst with Citibank Global Asset Management from July 1995 to October 1997. Prior to completing business school, Mr. Holt was a Senior Financial Analyst with Harris Trust and Savings Bank from August 1989 to August 1994. Mr. Holt has been associated with the Fund since August 1999.